SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  March 3, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On February 28, 2003 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding changes in the Registrant's financial organization.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.  Exhibit List
            --------  ----------------------------------------------------------

            99.1      Press Release dated February 28, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/ Matthew O'Leary
                                     ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: March 3, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         J. Landis Martin
1999 Broadway, Suite 4300                           Chairman, President
Denver, Colorado 80202                                & Chief Executive Officer
                                                    (303) 296-5600


                TIMET ANNOUNCES CHANGE IN FINANCIAL ORGANIZATION
                -------------------------------------------------

     DENVER, COLORADO . . . February 28, 2003 . . . Titanium Metals Corporation (NYSE: TIE) announced that Ivan Muzljakovich, TIMET's Vice President & North American Controller, has been named as acting Corporate Controller following the decision by JoAnne Nadalin, TIMET's Vice President & Corporate Controller, to relocate with her family outside of the Denver area. Mrs. Nadalin will be leaving TIMET effective March 7 following the filing of the company's annual report on Form 10-K. Mr. Muzljakovich is assuming Mrs. Nadalin's duties on an interim basis pending completion of a search for a replacement.

     TIMET Chairman, President & CEO, J. Landis Martin, noted, "We appreciate JoAnne's years of outstanding service to TIMET and wish her and her family well."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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